REGISTRATION RIGHTS AGREEMENT

         THIS  AGREEMENT  (this  "Agreement")  is made  and  entered  into as of
                                  ---------
November 9, 2001, by and among THOR INDUSTRIES, INC., a Delaware corporation (the "Company"), and certain holders of shares of capital stock of the Company
       -------
whose names are listed at the foot of this Agreement (collectively, the "Shareholders" and, together with the Company, are referred to herein,
 ------------
individually, as a "Party" and collectively, as the "Parties").
                    -----                            -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of November 9, 2001, by and among Thor Acquisition Corp., a Delaware corporation ("Acquisition Subsidiary"), the Company, Keystone RV Company, an
               -----------------------
Indiana corporation ("Keystone"),  and the Shareholders (as amended from time to
                      --------
time,  the "Merger  Agreement"),  the  Company  has issued  shares of its common
            -----------------
stock, par value $.10 per share ("Common Stock"), to the Shareholders as partial
                                  ------------
consideration for the transactions contemplated by the Merger Agreement;

         WHEREAS, pursuant to the Merger Agreement, the Company has agreed to file with the SEC (as defined below), as soon as practicable following the date hereof, a Registration Statement on Form S-3 covering the resale by certain Holders (as defined below) of their Registrable Securities (as defined below);

         WHEREAS, pursuant to the Merger Agreement, the Company has agreed to file with the SEC one or more additional Registration Statements on Forms S-3 covering the resale by the other Holders of their Registrable Securities; and

         WHEREAS, the execution and delivery of this Agreement by the Company and each of the Shareholders is a condition to the consummation of the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

        1.      DEFINITIONS

                1.1. For purposes of this Agreement, the terms set forth below shall have the following meanings:

                "Affiliate"  shall  mean any  Person (as  defined  below)  that,
                 ---------
directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such other Person.

                "Blackout  Period"  shall have the  meaning set forth in Section
                 ----------------
4.1(b).

                "Business   Day"  shall   mean  those  days  on  which   lending
                 --------------
institutions in the State of New York are not required or permitted to be closed.

                "Common Stock" shall have the meaning set forth in the recitals.
                 ------------

                "Company  Indemnified  Parties" shall have the meaning set forth
                 -----------------------------
in Section 7.2.

                "Company  Notice"  shall have the  meaning  set forth in Section
                 ---------------
3.2(a).

                "Control",  "controlled  by" and "under common control with", as
                 -------     --------------       -------------------------
used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

                "Dispose"  or  "Disposition"  shall  mean,  with  respect to the
                 -------        -----------
Registrable Securities, any assignment, transfer, pledge, hypothecation or encumbrance, any offer or grant of any option for or participation in, any issuance of any derivative security based on, or any put, call or similar arrangement with respect thereto.

                "Effectiveness  Period"  shall  mean,  as the case  may be,  the
                 ---------------------
Initial   Registration   Statement   Effectiveness   Period  or  the  Subsequent
Registration Statement Effectiveness Period, each as described in Section 3.

                "Escrowed Shares" shall mean those Merger Shares that, from time
                 ---------------
to time, are to be deposited and retained in escrow pursuant to Section 2.05(a) of the Merger Agreement and that certain Escrow Agreement dated as of the date hereof by and among The Chase Manhattan Bank and certain parties to the Merger Agreement.

                "Exchange Act" shall mean the  Securities  Exchange Act of 1934,
                 ------------
as amended.

                "Holder"  shall  mean  each  of  the   Shareholders   and  their
                 ------
respective permitted transferees.

                "Holder Indemnified Parties" shall have the meaning set forth in
                 --------------------------
Section 7.1.

                "Holder  Notice"  shall  have the  meaning  set forth in Section
                 --------------
3.2(b).

                "Holders'  Special  Counsel"  shall  mean  Hutchins,  Wheeler  &
                 --------------------------
Dittmar, A Professional Corporation, or any other firm named in writing by the Shareholder Representatives and delivered to the Company.

                "Indemnified Party" shall have the meaning set forth in
                 -----------------
Section 7.3.

                "Indemnifying Party" shall have the meaning set forth in Section
                 ------------------
7.3.

                "Initial  Registration  Statement"  shall have the  meaning  set
                 --------------------------------
forth in Section 3.1(a).

                "Initial Registration Statement Effectiveness Period" shall have
                 ---------------------------------------------------
the meaning set forth in Section 3.1(c).

                "Losses" shall have the meaning set forth in Section 7.1.
                 ------

                "Merger  Agreement"  shall  have the  meaning  set  forth in the
                 -----------------
recitals.

                "Merger   Closing   Date"   shall   mean   November   9,   2001.
                 -----------------------

                "Merger  Shares" shall mean the shares of Common Stock that were
                 --------------
issued to the Shareholders on the Merger Closing Date.

                "NYSE" shall have the meaning set forth in Section 4.1(j).
                 ----

                "Participating  Holder"  shall mean a Holder who has  elected to
                 ---------------------
include its Registrable Securities in a Registration Statement.

                "Person"  means any person  (including,  without a  limitation a
                 ------
"person" as defined in Section 13(d)(3) of the Exchange Act), firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

                "Register",  "registered"  and  "registration"  shall refer to a
                 --------     ----------         ------------
registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act, or any successor rule providing for the offering of securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

                "Registrable  Securities" shall mean (i) the Unrestricted Merger
                 -----------------------
Shares held by the Holders and (ii) the shares of Common Stock issued or issuable with respect to the Unrestricted Merger Shares referred to in clause
(i) by virtue of any stock split, stock combination, stock dividend or reclassification, or pursuant to a merger, consolidation, reorganization, recapitalization or other similar event; provided, however, shares of capital stock referred to in clauses (i) and (ii) that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to a registration statement declared effective by the SEC, (B) upon the sale thereof pursuant to Rule 144 (as defined below), (C) when such securities cease to be outstanding, or (D) upon the sale thereof in a private transaction where the transferor's rights under this Agreement are not assigned or are improperly assigned pursuant to the terms and conditions of this Agreement.

                "Registration  Statement" means a Registration Statement on Form
                 -----------------------
S-3 (or any successor form) filed with the SEC pursuant to the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Initial Registration Statement and each Subsequent Registration Statement and all amendments and supplements to any such
Registration Statements, including post-effective amendments, in each case including all exhibits thereto and all materials incorporated by reference therein.

                "Restricted  Shareholder"  shall have the meaning  given to such
                 -----------------------
term in the Stock Restriction Agreement.

                "Rule 144" shall mean Rule 144 promulgated  under the Securities
                 --------
Act (or any successor rule).

                "Rule  144(c)"  shall  mean Rule  144(c)  promulgated  under the
                 -----------
Securities Act (or any successor rule).

                "SEC" shall mean the Securities and Exchange Commission.
                 ---

                "Securities  Act"  shall  mean the  Securities  Act of 1933,  as
                 ---------------
amended.

                "Shareholder  Representatives"  shall mean Joseph F. Trustey and
                 ----------------------------
H. Coleman Davis, III.


                "Stock  Restriction  Agreement"  shall mean that  certain  Stock
                 -----------------------------
Restriction Agreement, dated as of the date hereof, by and among the Company and certain of the Shareholders.

                "Subsequent  Registration  Statement" shall have the meaning set
                 -----------------------------------
forth in Section 3.2(a).

                "Subsequent  Registration Statement  Effectiveness Period" shall
                 --------------------------------------------------------
have the meaning set forth in Section 3.2(e).

                "Summit Holders" shall mean,  collectively,  (i) Summit Ventures
                 --------------
V, L.P., a Delaware limited partnership, (ii) Summit Investors III, L.P., a Delaware limited partnership, (iii) Summit V Advisors Fund, L.P., a Delaware limited partnership, (iv) Summit V Companion Fund, L.P., a Delaware limited partnership, and (v) Summit V Advisors Fund, (QP), L.P., a Delaware limited partnership, and their respective permitted transferees.

                "Unrestricted  Merger  Shares" shall mean the Merger Shares held
                 ----------------------------
by the Holders that are not subject to the transfer restrictions set forth in the Stock Restriction Agreement.

        2.      TRANSFERS OF THE  REGISTRABLE  SECURITIES  AND THE  REGISTRATION
                RIGHTS

                Notwithstanding the registration rights granted by the Company to the Holders pursuant to this Agreement, the Disposition of such Registrable Securities and the registration rights relating thereto shall be in all respects subject to the transfer restrictions set forth in Section 10.3 and in the Stock Restriction Agreement, as applicable.

        3.       REGISTRATION RIGHTS

                3.1.    Initial Registration Statement.
                        ------------------------------

        (a)     Not  later  than two (2)  Business  Days  following  the  Merger
Closing Date, the Company shall file with the SEC a Registration Statement covering the registration of the Registrable Securities held by all of the Shareholders other than the Restricted Shareholders (the "Initial Registration
                                                           ---------------------
Statement").
---------

        (b) The Company shall use its reasonable best efforts to cause the SEC to declare the Initial Registration Statement effective pursuant to Rule 415 as promptly as practicable following its filing.

        (c) The Company shall keep the Initial Registration Statement effective at all times until the earlier of (i) such time as all of the Registrable Securities registered thereunder have been disposed of in accordance with the intended method of disposition set forth in such Initial Registration Statement declared effective by the SEC, and (ii) such date that is twelve (12) months after the effective date of the Initial Registration Statement (the period ending on such time or date in clauses (i) and (ii) of this Section 3.1(c), the "Initial Registration Statement Effectiveness Period").
             ---------------------------------------------------

        3.2.    Subsequent Registration Statements.
                ----------------------------------

        (a) Not later than ninety (90) days prior to each anniversary of the Merger Closing Date, the Company shall give written notice to each Holder (each, a "Company Notice") of its intention to file a Registration Statement with the SEC on or about such anniversary date covering the registration of the Registrable Securities held by the Holders (each, a "Subsequent Registration
                                                        ------------------------
Statement").
---------

        (b) Within forty-five (45) days following receipt of a Company Notice, each Holder electing to participate in such registration shall deliver written notice to the Company (each, a "Holder Notice") of his intention to have all or a specified number of the Registrable Securities held by such Holder registered under the Subsequent Registration Statement that is the subject of the Company Notice.

        (c) The Company shall use its reasonable best efforts to prepare and file with the SEC each Subsequent Registration Statement (on or about the anniversary date identified in the respective Company Notice) that registers the Registrable Securities specified in the Holder Notice.

        (d) The Company shall use its reasonable best efforts to cause the SEC to declare each Subsequent Registration Statement effective pursuant to Rule 415 as promptly as practicable following its filing.

        (e) The Company shall keep each Subsequent Registration Statement effective at all times until the earlier of (i) such time as all of the Registrable Securities registered thereunder have been disposed of in accordance with the intended methods of disposition set forth in the respective Subsequent Registration Statement declared effective by the SEC, and (ii) such date that is six (6) months after the effective date of such Subsequent Registration Statement (the period ending on such time or date in clauses (i) and (ii) of this Section 3.2(e), the "Subsequent Registration Statement Effectiveness
                              --------------------------------------------------
Period").
------

        (f) The Company's obligations to file Registration Statements and any amendments or supplements thereto under this Section 3.2 shall terminate following the termination of the Subsequent Registration Statement Effectiveness Period applicable to the Subsequent Registration Statement filed on or about the fifth anniversary of this Agreement.

        3.3.    Limitation.   Notwithstanding  the provisions of this Section 3,
                ----------
the Company shall not be obligated to include any Registrable Securities that a Holder desires to include in a Registration Statement pursuant to Section 3 or maintain the effectiveness of any Registration Statement pursuant to this
Section 3, if all of the Registrable Securities that such Holder desires to include or all of the Registrable Securities held by such Holder then registered under such Registration Statement, as applicable, may, in the opinion of the Company's counsel, be sold in a three (3) month period without registration under the Securities Act pursuant to Rule 144, and such Registrable Securities represent less than one percent (1%) of all outstanding shares of the Company's capital stock.

        4.       REGISTRATION PROCEDURES

        4.1.    Registration Statement.     Whenever    registration    of   the
                ----------------------
Registrable Securities is required pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of distribution thereof, as promptly as practicable, and in connection with any such request, the Company shall:

        (a) Participation in Preparation. Permit the Shareholder Representatives and the Holders' Special Counsel to review and comment on each Registration Statement, prospectus, amendment or supplement, as the case may be, a reasonable period of time prior to the filing of same with the SEC.

        (b) Effectiveness; Blackout Periods. Keep the Registration Statements effective pursuant to Rule 415 for the respective Effectiveness Periods set forth in Sections 3.1(a) and 3.2(e); provided, however, if at any
                                                  --------   -------
time after the effective date of a Registration Statement, the Company, based upon the advice of its counsel, determines in good faith that maintaining the effectiveness of a Registration Statement would require disclosure of non-public material information that is not in the best interests of the Company to disclose, then the Company may require the Participating Holders not to make any sale or sales of Registrable Securities pursuant to the respective Registration Statement until the Company gives the Participating Holders notice that they can re-commence sales of the Registrable Securities (the period commencing on the date specified in the blackout notice and ending on the date specified in the re-commencement notice, the "Blackout Period"); provided, that in no event shall
                             ---------------    --------
any single Blackout Period exceed sixty (60) days; and provided,  further,  that
                                                       --------   -------
the Company shall not invoke a Blackout Period more than three (3) times or for more than one hundred twenty (120) days in the aggregate in any three hundred sixty (360) day period.

        (c) Amendments. Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep such Registration Statement continuously effective and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act at all times during the respective Effectiveness Period, and, during such period, comply with the provisions of the Securities Act and the Exchange Act applicable to the Company in order to permit the disposition by the Participating Holders of the Registrable Securities subject to the respective Registration Statement.

        (d) Copies. Promptly furnish to each Participating Holder one copy of the Registration Statement registering its Registrable Securities and any amendment thereto, each prospectus and each amendment or supplement relating thereto, including all financial statements and schedules, and, to the extent so requested, all documents incorporated by reference in such Registration Statement, and all exhibits thereto and such number of copies of a prospectus and all amendments and supplements thereto and such other documents as each Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder.

        (e) Blue Sky. Prior to any public offering of Registrable Securities, the Company shall use its reasonable best efforts to register and qualify (or seek an exception from registration or qualification) such Registrable Securities under the securities or "blue sky" laws of such jurisdictions that each Participating Holder may reasonably request in writing, prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the respective Effectiveness Period, take such other actions as may be reasonably necessary to maintain such registrations and qualifications and the effectiveness thereof at all times during the respective Effectiveness Period, and take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Participating Holders in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto (x) to qualify generally to do business or file a general consent to service of process, or (y) subject itself to material taxation in any jurisdiction where it would not otherwise be required to qualify or to consent to service of process or to become subject to taxation but for the provisions set for in this Section 4.1(e).

        (f) 10b-5 Notification. Promptly notify each Participating Holder of the occurrence of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which requires the Company to amend or supplement such Registration Statement due to the receipt by the Company of new or additional information about a Participating Holder or such Participating Holder's intended plan of distribution of his, her or its Registrable Securities; and, in such event, the Company, subject to Section 4.1(b), (x) shall promptly supplement or amend such Registration Statement to correct such untrue statement or omission or to reflect such new or additional information, so that, as thereafter delivered by any Participating Holder to any purchaser of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (y) shall promptly furnish to each Participating Holder that number of copies of such supplement to or amendment of such prospectus as any Participating Holder may reasonably request.

        (g) Notification of Stop-Orders; Suspensions of Qualification and Exemptions. Promptly notify each Participating Holder of the issuance by the SEC of any stop-order or any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and the Company agrees to use its reasonable best efforts to (x) prevent the issuance of any such stop-order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date.

        (h) Earnings Statements. Make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first (1st) day of the Company's fiscal quarter next following the effective date of the respective Registration Statement.

        (i) Due Diligence. Make available, at reasonable times and places, for inspection by a Participating Holder and the Holders' Special Counsel for a reasonable period prior to the filing of a Registration Statement, all documents incorporated by reference in such Registration Statement, each prospectus included therein, and each amendment thereof or supplement thereto, all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Participating Holder to conduct a reasonable investigation within the meaning of the Securities Act; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such person unless disclosure of such records, information or documents is required by court or administrative order or any governmental authority having jurisdiction.

        (j) Listing Requirements. Use its reasonable best efforts to secure and maintain the listing of the Registrable Securities on the New York Stock Exchange (the "NYSE") and on any other securities exchange on which similar securities issued by the Company are then listed.

        (k) Stock Certificates. Cooperate with each Participating Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities and enable such certificates to be in such denominations or amounts as any Participating Holder may reasonably request and be registered in such names as such Participating Holder may reasonably request. The Company shall give appropriate instructions to the Company's transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Participating Holder's certification that such Registrable Securities have been sold pursuant to a Registration Statement contemplated hereby. The Company shall require that each Participating Holder's counsel deliver to the Company's transfer agent an opinion in customary form as may be required to remove such restrictive legend.

        (l) Agreements. Take all other reasonable actions (including entering into customary agreements) necessary to expedite and facilitate the disposition by the Participating Holders of Registrable Securities pursuant to a Registration Statement.

        4.2.    Rule 144 Reporting; Removal of Legends.
                --------------------------------------

        (a) With a view to making available the benefits of Rule 144 and certain other rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company covenants that it shall:

                (i) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144;

                (ii)   file  with the SEC in a timely  manner  all  reports  and
                       other  documents   required  of  the  Company  under  the
                       Securities Act and the Exchange Act; and

                (iii) furnish to any Holder forthwith, upon written request, a written statement by the Company as to its compliance with the reporting provisions contained in Rule 144(c) under the Securities Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any of the Registrable Securities without registration.

        (b) The Company shall give appropriate instructions to the Company's transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Holder's certification that such Registrable Securities have been sold pursuant to Rule 144. Each Holder shall cause its legal counsel to deliver to the Company's transfer agent an opinion in customary form as may be required to remove such restrictive legends following a sale pursuant to Rule 144.

        5.      OBLIGATIONS OF THE PARTICIPATING HOLDERS AND HOLDERS

                5.1. Each Participating Holder and Holder, as the case may be, shall:

        (a) furnish to the Company such information regarding the intended plan of distribution of its Registrable Securities that pursuant to applicable law is required to be included in a Registration Statement or any amendment thereto;

        (b) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(a) or 4.1(f), forthwith discontinue disposition of Registrable Securities pursuant to the respective
Registration   Statement  until  such  Participating  Holder's  receipt  of  the re-commencement notice contemplated by Section 4.1(a) or copies of the supplemented or amended prospectus contemplated by Section 4.1(f), and, if so directed by the Company, such Participating Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice under Sections 4.1(a) or 4.1(f) (other than as a result of the receipt by the Company of new or additional information about a Participating Holder or such Participating Holder's intended plan of distribution), the Company shall extend the Effectiveness Period by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 4.1(a) or 4.1(f) to and including the date when each Participating Holder shall have received the re-commencement notice contemplated by Section 4.1(a) or copies of the supplemented or amended prospectus contemplated by Section 4.1(f); and

        (c) promptly notify the Company after effecting the sale of any Registrable Securities pursuant to a Registration Statement or otherwise.

        5.2. Each Holder shall comply at all times with the Company's trading policy for affiliates, as such policy may be amended and in effect from time to time, if, in the opinion of the Company's counsel, such Holder is deemed to be an affiliate of the Company as such term is defined in Rule 12b-2 promulgated under the Exchange Act.

        6.      EXPENSES

        All expenses incident to the Company's performance of or compliance with the registration obligations set forth in Sections 3 and 4 of this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, expenses incurred in connection with securing and maintaining the listing of the Registrable Securities on the NYSE or any other securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance) will be borne by the Company; provided, however, the Company shall not have any obligation to pay the
         --------  -------
fees and disbursements of the Holders' Special Counsel.

        7.      INDEMNIFICATION

                7.1.    Indemnification  by the Company.  The Company  agrees to
                        -------------------------------
indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder and his respective Affiliates and each Person who controls (within the meaning of the Securities Act) any of such Persons (collectively, "Holder Indemnified Parties") from and against any and all losses, claims,
 ----------------------------
damages, expenses (including, without limitation, reasonable fees of counsel) or other liabilities (collectively, "Losses") to which any such Holder Indemnified
                                   ------
Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. Notwithstanding the foregoing, the Company shall not be liable to any Holder Indemnified Party for any Losses that arise out of or are based upon (x) written information provided by such Holder Indemnified Party expressly for use in the Registration Statement, (y) sales of Registrable Securities by a Holder Indemnified Party to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or the prospectus as then amended or supplemented (excluding documents incorporated by reference) and the Losses of such Holder Indemnified Party resulting from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as then amended or supplemented), or (z) any offer or sale of Registrable Securities during a Blackout Period or during the period that sales of the Registrable Securities are required to be discontinued pursuant to Section 5.1(b). Notwithstanding the foregoing, such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties. The indemnity contained contemplated by this Section 7 shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company.

        7.2.    Indemnification  by  the  Participating   Holders.          Each
                -------------------------------------------------
Participating Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers, partners, employees, advisors and agents, their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons (collectively, the "Company Indemnified Parties") from any Losses to which such
                     ---------------------------
Company Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, but only to the extent that such untrue statement or alleged untrue statement, omission or alleged omission is made in such Registration Statement, prospectus or preliminary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder and expressly intended for use in such Registration Statement, prospectus or preliminary prospectus. Notwithstanding the foregoing, the liability of any Participating Holder under this Section 7.2 shall be limited to the amount of the net proceeds received by such Participating Holder in the sale giving rise to such liability. The foregoing indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties and shall survive the transfer of Registrable Securities by such Participating Holder.

        7.3.    Conduct of Indemnification  Proceedings. Any persons entitled to
                ---------------------------------------
indemnification  hereunder (each, an "Indemnified  Party") agrees to give prompt
                                      ------------------
written notice to the indemnifying  party (each, an "Indemnifying  Party") after
                                                     -------------------
the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which such person will claim indemnification or contribution pursuant to this Agreement (but the failure to give such notice will not affect the right to indemnification or contribution hereunder unless and to the extent the Indemnifying Party is materially prejudiced by such failure) and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses (regardless of whether it is ultimately determined that an Indemnified Party is entitled to indemnification hereunder). Such

Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, the Indemnifying Party shall have failed to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party or the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action, or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm (and local counsel) shall be designated in writing by the Indemnified Parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred). An Indemnifying Party shall not settle, compromise or consent to the entry of any judgment in any proceeding without the Indemnified Party's prior written consent, unless the terms of such settlement, compromise or consent include an unconditional release of each Indemnified Party from all liability or loss arising out of such proceeding. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

        7.4.    Contribution.
                ------------

        (a)     If for  any  reason  the  indemnification  provided  for in this
Section 7 is unavailable, or is insufficient, to hold harmless an Indemnified Party in respect of any Losses, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees or expenses reasonably incurred by such Party in connection with any investigation or proceeding. The liability of any Holder Indemnified Party under this Section 7.4 shall be limited to the amount of the net proceeds received by such Holder Indemnified Party.

        (b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (c) If indemnification is available under this Section 7, each Indemnifying Party shall indemnify each Indemnified Party to the full extent provided in Sections 7.1 and 7.2, as the case may be, without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 7.4.

        8.      REMEDIES

        In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any Party hereto, the Party or Parties entitled to the benefit of such covenants or agreements may, except as may otherwise be expressly provided in this Agreement, proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the Parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such Parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a Party shall preclude any other or further assertion or exercise thereof.

        9.      NOTICES

        Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified, on the next Business Day after delivery to a nationally recognized overnight courier service, when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next Business Day, or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the Party to be notified at the address or facsimile number indicated below for such party, or at such other address as such Party may designate upon written notice to the other Parties (except that notice of change of address shall be deemed given upon receipt). Telephone numbers and e-mail addresses are provided herein for convenience only, and communications by such means shall not constitute effective notice hereunder.

        (a)       In the case of the Company:

                  Thor Industries, Inc.
                  419 West Pike Street
                  Jackson Center, Ohio 54334
                  Attn:    President
                  Facsimile:  937-596-6539
                  Telephone:  937-596-6849

                  With a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  590 Madison Avenue
                  New York, New York  10022
                  Attn:    Alan Siegel
                           Steven H. Scheinman
                  Facsimile:  212-872-1002
                  Telephone:  212-872-1000
                  Email:   asiegel@akingump.com
                           sscheinman@akingump.com

        (b)       In the case of the Shareholder Representatives:

                  H. Coleman Davis, III
                  c/o Keystone RV Company
                  17400 Hackberry Drive
                  Goshen, Indiana  46526
                  Facsimile:  219-642-3281
                  Telephone:  219-642-1508
                  E-mail: coled@keystonerv.com

                  and

                  Joseph F. Trustey
                  c/o Summit Partners
                  600 Atlantic Avenue
                  Suite 2800
                  Boston, MA  02210
                  Facsimile: 617-824-1100
                  Telephone: 617-824-1000
                  E-mail: jtrustey@summitpartners.com

                  In each case, with a copy to:

                  Hutchins, Wheeler & Ditmar
                  A Professional Corporation
                  101 Federal Street
                  Boston, Massachusetts 02110
                  Attn:    James Westra, Esq.
                           Marilyn French, Esq.
                  Fascimile:  617-951-1295
                  Telephone:  617-951-6600
                  Email:   jxw@hutch.com
                           mxf@hutch.com

                  (c) In the case of the Holders, at the addresses set forth on the signature pages attached hereto.

        10.     MISCELLANEOUS

        10.1.   Entire Agreement.    This  Agreement,  together  with the  Stock
                ----------------
Restriction Agreement and the Merger Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, between the Parties with respect to the subject matter hereof.

        10.2.   Amendments and Waivers.   Any  term  of  this  Agreement  may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the Party against whom such amendment or waiver is sought to be enforced. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by any Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        10.3.   Successors and Assigns.   Subject to the  transfer  restrictions
                ----------------------
set forth herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties; provided, however, the Holders may not transfer any of the registration rights granted hereunder with respect to any Registrable Securities, except (a) in connection with the Disposition of such Registrable Securities (and if applicable, in accordance with the Stock Restriction Agreement) and (b) in compliance with the following conditions: (i) the transferee shall agree in writing that it is bound by the terms of this Agreement and, if applicable, the Stock Restriction Agreement and the Escrow Agreement, and (ii) the Company is given prompt written notice by such Holder of such Disposition, stating the name and address of the transferee and identifying the number of Registrable Securities that are the subject of the transfer.

        10.4.   Governing Law.    This Agreement,  including the validity hereof
                -------------
and the rights and obligations of the Parties hereunder, the performance of the transactions and obligations of the Parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

        10.5.   Severability.     If any provisions of this Agreement as applied
                ------------
to any Party or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

        10.6.   Captions.   The headings and captions used in this Agreement are
                --------
used for convenience only and are not to be considered in

construing or interpreting this Agreement.

        10.7.   Counterparts.   This Agreement may be executed in  counterparts,
                ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.8.   Several  Obligations.   The  obligations  of the Holders  herein
                --------------------
are several and not joint. No Holder shall be responsible for the performance or failure on the part of any other Holder to perform his, her or its obligations hereunder.

        10.9.   Interpretation.   This Agreement  shall be construed  reasonably
                --------------
to carry out its intent without presumption against or in favor of any Party.

        10.10.  Consent to Jurisdiction and Service of Process. Each Holder, for
                ----------------------------------------------
itself,its personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of the courts of the County and State of New York and of the United States District Court for the Southern District of New York, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to such Holder at its address as provided herein, and that any actions therein may be consolidated in a single action. Each Holder also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Each Holder waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect to such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon any Holder in any other manner permitted by law or from commencing any action in any other court having competent jurisdiction.

        10.11.  Certain References.      Whenever the context may  require,  any
                ------------------
pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The terms "herein", "hereof" or "hereunder" or similar terms as used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to Sections, subsections or other provisions are references to Sections, subsections or other provisions of this Agreement.

                IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the date first written above.


COMPANY:                                    THOR INDUSTRIES, INC.


                                            By: /s/ Wade F. B. Thompson
                                                --------------------------------
                                                Name: Wade F. B. Thompson
                                                Title: President

SHAREHOLDERS:                               SUMMIT INVESTORS III, L.P.


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       General Partner


                                            SUMMIT VENTURES V, L.P.

                                            By:  Summit Partners V, L.P.
                                                 Its General Partner


                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            SUMMIT V ADVISORS FUND, L.P.

                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member

                                            SUMMIT V ADVISORS FUND (QP), L.P.

                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            SUMMIT V COMPANION FUND, L.P.

                                            By:  Summit Partners V, L.P.
                                                 Its General Partner


                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            Address for the Summit Shareholders:
                                                  c/o Summit Partners
                                                  600 Atlantic Avenue
                                                  Suite 2800
                                                  Boston, MA 02210



                                                /s/ H. Coleman Davis, III
                                                --------------------------------
                                                H. Coleman Davis, III
                                                Address:     3819 Augusta Lane
                                                             Elkhart, IN  46517

                                                /s/ Ronald J. Fenech
                                                -------------------------------
                                                Ronald J. Fenech
                                                Address:   11390 CR 14
                                                           Middlebury, IN  46540



                                                /s/ William C. Fenech
                                                --------------------------------
                                                William C. Fenech
                                                Address: 57119 Bluff Crest Drive
                                                         Elkhart, IN  46514



                                                /s/ Robert E. Gaff, Jr.
                                                --------------------------------
                                                Robert E. Gaff, Jr.
                                                Address:     54729 Streeter Lane
                                                             Elkhart, IN  46514



                                                /s/ Tonja Lucchese
                                                --------------------------------
                                                Tonja Lucchese
                                                Address:   53601 Arrowwood Drive
                                                           Elkhart, IN  46514



                                                /s/ Kim M. Price
                                                --------------------------------
                                                Kim M. Price
                                                Address:     51332 Forest Road
                                                             Elkhart, IN  46514



                                                /s/ Douglas Rheinheimer
                                                --------------------------------
                                                Douglas Rheinheimer
                                                Address:     11772 W. 400 S.
                                                             Elkhart, IN  46514


                                                /s/ James R. Brotherson
                                                --------------------------------
                                                James R. Brotherson
                                                Address:    1815 Greenleaf Blvd.
                                                            Elkhart, IN  46514

                                                /s/ Donald J. Clark
                                                --------------------------------
                                                Donald J. Clark
                                                Address:     71301 Dawn Drive
                                                             Union, MI 49310